Exhibit 10.14



                               GUARANTY AGREEMENT
                               ------------------

                          Dated as of December 21, 2006


     THIS  GUARANTY  AGREEMENT  ("this  Guaranty")  is  made by AMERICAN LEISURE
HOLDINGS, INC., a Nevada corporation, with an address at 2460 Sand Lake Road, Orlando, Florida 32809 (the "Guarantor"), in favor of ROGER MADDOCK ("Lender").

                                    RECITALS
                                    --------

     A. The Guarantor and SBR Holding Company LLC ("SBR") have entered into a certain Purchase Agreement dated as of December 21, 2006 (the "Purchase Agreement"), pursuant to which the Guarantor has agreed, among other things to guarantee the obligations of South Beach Resorts, LLC ("Resorts") to Lender under a promissory note in the principal amount of THREE MILLION FIVE HUNDRED NINETY THOUSAND EIGHT HUNDRED ELEVEN ($3,590,811.00) (the "Note").

     B. The Guarantor is the owner of all of the membership interests in Resorts.

                                   AGREEMENTS
                                   ----------

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration (the receipt and adequacy of which are hereby acknowledged), the Guarantor agrees as follows:

     Section  1.  Guaranty.  The  Guarantor  hereby  irrevocably, absolutely and
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unconditionally  guarantees  to Lender the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of Resorts to Lender now or hereafter existing or arising under or evidenced by the Note (all such obligations and liabilities referred to in this Section 1 being "the Obligations" or "Obligations"). In addition, the Guarantor agrees to pay any and all expenses (including reasonable counsel fees and expenses at whatever level) incurred by Lender in enforcing any rights under this Guaranty.

     Section 2. Guaranty Absolute. The Guarantor guarantees that the Obligations
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will  be  paid  and  performed strictly in accordance with the terms of the Note regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Lender with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of any payment provisions of the Note or the Purchase Agreement;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations;

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          (c)  the  voluntary  or  involuntary  bankruptcy  of  Resorts,  or any assignment for the benefit of creditors, reorganization, receivership, liquidation or other similar proceedings affecting Resorts or any of its assets;

          (d) any present or future action of any governmental authority amending, varying, reducing or otherwise affecting, or purporting to amend, vary, reduce or otherwise affect, any of the Obligations, the Note or the Purchase Agreement or this Guaranty;

          (e) any other event or circumstance which might otherwise constitute a defense available to, or a discharge of, Resorts or a guarantor.

Nothing herein to the contrary withstanding, this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy or reorganization of Resorts otherwise, all as though such payments had not been made.

     Section  3.  Waiver.  The  Guarantor  hereby  unconditionally  waives:
                  ------

          (a) any requirement that Lender protect, secure, perfect or insure any security interest or lien on any property subject thereto or exhaust any right or take any action against Resorts or any other person or entity or any collateral;

          (b)  any  defense  based  on  any  event or circumstances described in
     Section  2  of  this  Agreement;

          (c) any duty of Lender to advise the Guarantor of any information known to Lender regarding the financial condition of Resorts or any other circumstance affecting Resorts' ability to perform its obligations to Lender, it being agreed that the Guarantor assumes responsibility for being and keeping informed regarding such condition or any such circumstance; and

          (d) until Lender shall have been paid in full, any right the Guarantor might otherwise have to subrogation or the marshaling of Resorts' assets

     Section  4.  Subrogation. The Guarantor shall not exercise any rights which
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it  may  acquire  by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until all the Obligations shall have been paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all the Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of Lender and shall forthwith be paid to Lender to be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of the Note.

     Section 5. Amendments, Etc. No amendment or waiver of any provision of this
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Guaranty  nor  consent  to any departure by the Guarantor therefrom shall in any event  be effective unless the same shall be in writing and signed by Lender and

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the  Guarantor,  and  then such waiver or consent shall be effective only in the specific  instance  and  for  the  specific  purpose  for  which  given.

     Section  6.  Notices.  All  notices, requests, approvals, consents or other
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communications  provided for under this Agreement shall be in writing and mailed or  hand-delivered  to  the  applicable  party at the addresses indicated below:

            IF  TO  LENDER:           ROGER  MADDOCK
                                      C/O  MALCOLM  J.  WRIGHT
                                      2460  SAND  LAKE  ROAD
                                      ORLANDO,  FL  32809


            IF  TO  THE  GUARANTOR:   AMERICAN  LEISURE  HOLDINGS
                                      2460  SAND  LAKE  ROAD
                                      ORLANDO,  FL  32809





All such communication shall, when hand-delivered, be in effective when received and, when mailed, be effective three (3) business days after being deposited in the mails, addressed as aforesaid except that mailed notices to Lender shall not be effective unless and until received by Lender.

     Section  7.  No  Waiver;  Remedies.  No  failure  on  the part of Lender to
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exercise,  and  no  delay  in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     Section  8. Continuing Guaranty. This Guaranty is a continuing guaranty and
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shall  (i)  remain  in  full  force  and  effect  until  payment  in full of the
Obligations and all other amounts payable under this Guaranty and satisfaction of the Note; (ii) be binding upon the Guarantor and his heirs, successors and assigns, and (iii) inure to the benefit of and be enforceable by Lender and its successors, transferees and assigns. In the event that Lender assigns the Note and this Guarantee, the Lender will promptly notify the Guarantor of such assignment.

     Section  9. Default. Upon the occurrence of an Event of Default (as defined
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in the Note), all the Guarantor's obligations hereunder shall immediately be due and  payable  in  full.

     Section 10. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED
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IN  ACCORDANCE  WITH  THE  LAW  OF  THE  STATE OF FLORIDA, WITHOUT REGARD TO ANY
CONFLICT-OF-LAW RULE OR PRINCIPLE THAT WOULD GIVE EFFECT TO THE LAW OF ANOTHER JURISDICTION.

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     Section  11.  Terminology.  As used herein, "hereof," "hereunder," "hereby"
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and  "herein"  refer to this Guaranty as a whole and not merely the paragraph in which they appear. As used herein, masculine pronouns shall be read as neuter pronouns if and as appropriate.

     Section  12.  Severability. If any provision of this Guaranty shall be held
                   ------------
invalid under any applicable law, such invalidity shall not affect any other provision of this Guaranty that can be given effect without the invalid provision, and, to that end, the provision hereof are severable.

     Section  13.  Submission  to Jurisdiction. The Guarantor hereby irrevocably
                   ---------------------------
(a) submits, in any legal proceeding relating to this Guaranty, to the non-exclusive in personam jurisdiction of any state or United States court of competent jurisdiction sitting in the State of Florida and agrees to suit being brought in any such court; (b) waives any objection that it may now or hereafter have to the venue of such proceeding in any such court located in Orange County, Florida, or that such proceeding was brought in an inconvenient court; (c) agrees to service of process in any such legal proceeding by mailing of copies thereof (by registered or certified mail, if practicable) postage prepaid, to the Guarantor's address specified at the head of this Guaranty or such other address of which Lender shall have been notified in writing; (d) agrees that nothing herein shall affect the right of Lender to effect service of process in any other manner permitted by law; and (e) agrees that Lender shall have the right to bring any legal proceedings (including a proceeding for enforcement of a judgment entered by any of the aforementioned courts) against the Guarantor in any other court having jurisdiction over the Guarantor under applicable law.

     Section  14.  Waiver  of  Jury  Trial. GUARANTOR AND (BY ACCEPTANCE HEREOF)
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LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER OF
THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (INCLUDING ANY COUNTERCLAIM) BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY, THE NOTE, OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF LENDER OR THE GUARANTOR.

     IN WITNESS WHEREOF, the Guarantor has duly executed and delivered this Guaranty as of the date first above written.

                                      AMERICAN LEISURE HOLDINGS, INC.


                                      BY: /s/ Malcolm J. Wright
                                         -------------------------------
                                      ITS:  CHIEF EXECUTIVE OFFICER
                                          ------------------------------
                                      NAME:   MALCOLM J. WRIGHT
                                           -----------------------------

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